UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018

GENESIS FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Wyoming	333-103331	03-0377717
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11920 Southern Highlands Parkway, Suite 200

Las Vegas, Nevada 89141

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 776-7556

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

Genesis Financial previously filed a Current Report on Form 8-K with the Securities and Exchange Commission on February 22, 2018 to announce completion of the previously disclosed Capital Stock Exchange Agreement entered into as of September 8, 2017, as subsequently amended (the “Epoint Exchange Agreement”). Genesis Financial, Inc. (“Genesis”) indicated in the initial Form 8-K that it would file the financial statements of EPOINT Payment Corp. (“Epoint”) and pro forma financial information required under Item 9.01 no later than 71 calendar days after the date on which the initial report on Form 8-K was required to be filed. This Amendment No. 1 to the Form 8-K is being filed to provide the required financial information.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 15, 2018, Genesis completed the transactions contemplated in the Epoint Exchange Agreement by Genesis and Epoint, a Delaware corporation.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements of Epoint are being filed as exhibits to this Amendment No. 1:

Exhibit 99.1 – Epoint’s audited consolidated financial statements, including Epoint’s consolidated balance sheets as of December 31, 2017 and 2016 and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2017 and notes to Financial Statements.

(b) Pro Forma Financial Information.

The following pro forma financial information is being filed as an exhibit to this Amendment No. 1:

Exhibit 99.2 – Genesis’ unaudited pro forma combined balance sheet at December 31, 2017 and the unaudited pro forma combined statement of income for the year ended December 31, 2017 and notes related thereto.

(c) Exhibits

Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Epoint’s audited consolidated financial statements, including Epoint’s consolidated balance sheets as of December 31, 2017 and 2016 and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2017 and notes to Financial Statements.

99.2	Genesis’ unaudited pro forma combined balance sheet at December 31, 2017 and the unaudited pro forma combined statement of income for the year ended December 31, 2017 and notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS FINANCIAL, INC.

Date: May 4, 2018	By:	/s/ Roy Rose
Chief Executive Officer